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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                             ----------------------

      Date of Report (Date of earliest event reported): September 25, 1998


                            SPRINGS INDUSTRIES, INC.

               (Exact name of registrant as specified in charter)


South Carolina                    1-5315                      57-0252730

(State or other                 (Commission                  (IRS Employer
jurisdiction of                 File Number)               Identification No.)
incorporation)


205 North White Street, Fort Mill, SC                            29715
(Address of principal executive offices)                       (Zip Code)


                                 (803) 547-1500
              (Registrant's telephone number, including area code)


                                   Page 1 of 8
                       The Index to Exhibits is on Page 5

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                          TABLE OF CONTENTS TO FORM 8-K


ITEM                                                       PAGE
5.   OTHER EVENTS                                           3

7.   FINANCIAL STATEMENTS AND EXHIBITS                      3



SIGNATURES                                                  4



EXHIBIT INDEX                                               5



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Item 5.  Other Events

         As disclosed in its Form 10-Q for the first quarter of 1998, Springs Industries, Inc. ("Springs" or "the Company") adopted a plan to close its Rock Hill Printing and Finishing Plant. A pretax charge of $23.0 million was recorded in the first quarter of 1998, which included an $11.3 million write-off of plant and equipment, a $4.0 million accrual for anticipated severance costs arising from the elimination of approximately 480 positions, and a $7.7 million accrual for certain other anticipated expenses associated with the closing of the facility. Included in the $7.7 million accrual was a provision to demolish the facility, which was based on management's belief that finding a purchaser for the facility was unlikely.

         Subsequent to the adoption of the plan, a business contacted the Company and expressed an interest in purchasing the facility. On September 25, 1998, shortly after the buyer was able to secure financing, the Company consummated the sale of the facility. As a result of the sale, the Company will reverse the accrual provision relating to idle plant costs and the demolition of the facility by approximately $5.0 million, and record a gain on the sale of the facility of approximately $2.8 million.

         Separately, the Company has adopted a plan to modernize its Griffin, Georgia, towel weaving and yarn operations. Springs announced in September 1998 that it will invest over $26 million to modernize and expand its Griffin Plant No. 5, Production from Griffin Plant No. 1 will be consolidated into Plant No. 5 beginning in January 1999, with an expected completion by mid-1999. On September 30, 1998, the Company communicated to its associates that 300 positions will be eliminated as a result of consolidating the two Griffin facilities. As a result of the adoption of this plan, the Company will record a severance accrual of approximately $1.1 million and an impairment charge of approximately $4.8 million in its third-quarter earnings.

Item 7.  Financial Statements and Exhibits.

       (c)  Exhibits

             99   Additional Exhibits

                   99.1   News release issued by Springs on September 25, 1998.

                   99.2   News release issued by Springs on September 30, 1998.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, Springs has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SPRINGS INDUSTRIES, INC.


                                             By:    /s/James F. Zahrn
                                                  -------------------------
                                                   James F. Zahrn
                                                   Executive Vice President
                                                     and Chief Financial Officer

Dated:     October 9, 1998




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                                  EXHIBIT INDEX

     Exhibit                                                             Page
     99    Additional Exhibits

           99.1    News Release issued by Springs on September 25, 1998.   6

           99.2    News Release issued by Springs on September 30, 1998.




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